Exhibit 10.3

OMNIBUS AMENDMENT NO. 4
TO COMBINED CREDIT AGREEMENTS
THIS OMNIBUS AMENDMENT NO. 4 TO COMBINED CREDIT AGREEMENTS (this “Amendment”), dated as of April 30, 2013, is among QUICKSILVER RESOURCES INC., (the “U.S. Borrower”), QUICKSILVER RESOURCES CANADA INC., (the “Canadian Borrower”) (collectively, the “Combined Borrowers”), the Guarantors, JPMORGAN CHASE BANK, N.A., as global administrative agent (in such capacity, the “Global Administrative Agent”), JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian administrative agent (in such capacity, the “Canadian Administrative Agent” and, together with the Global Administrative Agent, the “Administrative Agents”), and each of the U.S. Lenders and Canadian Lenders party hereto.

R E C I T A L S
A.    The U.S. Borrower, the Global Administrative Agent and the various financial institutions party thereto as Agents or Lenders (the “U.S. Lenders”) entered into that certain Amended and Restated Credit Agreement dated as of December 22, 2011 (as amended by Omnibus Amendment No. 1 dated as of May 23, 2012, as further amended by Omnibus Amendment No. 2 dated as of August 6, 2012, as further amended by Omnibus Amendment No. 3 dated as of October 5, 2012, and as amended, supplemented or modified, the “U.S. Credit Agreement”).
B.    Quicksilver Resources Inc., as parent, the Canadian Borrower, the Canadian Administrative Agent, the Global Administrative Agent, and the various financial institutions party thereto as agents or lenders (the “Canadian Lenders”) entered into that certain Amended and Restated Credit Agreement dated as of December 22, 2011 (as amended by Omnibus Amendment No. 1 dated as of May 23, 2012, as further amended by Omnibus Amendment No. 2 dated as of August 6, 2012, as further amended by Omnibus Amendment No. 3 dated as of October 5, 2012, and as amended, supplemented or modified, the “Canadian Credit Agreement”) (the U.S. Credit Agreement and the Canadian Credit Agreement being collectively referred to as the “Combined Credit Agreements”).
C.    The U.S. Guarantors are party to that certain Guaranty Agreement dated as of September 6, 2011 (as amended, supplemented or modified, the “U.S. Guaranty”).
D.    The U.S. Guarantors and the Canadian Guarantors are party to that certain Guaranty Agreement dated as of December 22, 2011 (as amended, supplemented or modified, the “Canadian Guaranty”).
E.    The Combined Borrowers have notified the Administrative Agent that the U.S. Borrower has entered in to a Purchase and Sale Agreement, dated as of March 28, 2013 (the “Barnett Shale PSA”), with TG Barnett Resources LP, a wholly-owned U.S. subsidiary of Tokyo Gas Co., Ltd., pursuant to which TG Barnett Resources LP will acquire an undivided 25% interest in certain Barnett Shale oil and gas assets of the U.S. Borrower for a base purchase price of $485 million, subject to adjustments as set forth in the Barnett Shale PSA (the acquisition and all transactions contemplated therein, the “Barnett Shale Joint Venture”).

F.    The Combined Borrowers have requested that the Required Lenders and the Required U.S. Lenders agree, and the Required Lenders and Required U.S. Lenders have agreed, to amend certain provisions of the Combined Credit Agreements, the U.S. Guaranty and the Canadian Guaranty.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given to such term in the U.S. Credit Agreement, as amended by this Amendment. Unless otherwise indicated, all section references in this Amendment refer to applicable section of the Combined Credit Agreements.
Section 2.    Amendments to Combined Credit Agreements.
2.1    Amendments to Section 1.02—Certain Defined Terms.
(a)    The following definitions are hereby added where alphabetically appropriate to each of the Combined Credit Agreements to read as follows:
““Adjustment Date” has the meaning assigned to such term in Section 9.02(u).

“Barnett Shale Joint Venture” means, the disposition and all other transactions contemplated by the Barnett Shale PSA, pursuant to which TG Barnett Resources LP will acquire an undivided 25% interest in the Barnett Shale oil and gas assets of Quicksilver Resources Inc. for a base purchase price of $485 million, subject to adjustments as set forth in the Barnett Shale PSA.

“Barnett Shale PSA” means the Purchase and Sale Agreement, dated as of March 28, 2013, among the U.S. Borrower with TG Barnett Resources LP, a wholly-owned U.S. subsidiary of Tokyo Gas Co., Ltd. (together with all exhibits and schedules thereto and guarantees associated therewith) delivered to the Global Administrative Agent on April 3, 2013.

“Fourth Amendment Effective Date” means April 30, 2013.

“Fourth Omnibus Amendment” means that certain Omnibus Amendment No. 4 To Combined Credit Agreements, dated as of the Fourth Amendment Effective Date, among Quicksilver Resources Inc., Quicksilver Resources Canada Inc., the Global Administrative Agent and the other parties party thereto.

“Permitted Second Lien Debt” means (a) Debt permitted to be incurred pursuant to Section 9.02(u) and (b) any Debt permitted to be incurred pursuant to Section 9.02(u) which is subsequently renewed, refinanced or extended pursuant to Section 9.02(o) and in accordance with clause (ii) of the proviso of Section 9.02(o).

“Second Lien Intercreditor Agreement” means an intercreditor agreement among Quicksilver Resources Inc., the Global Administrative Agent and the administrative agent or trustee, as applicable, under the Second Lien Debt Agreement having a 180 day standstill period for the benefit of the Secured Parties and otherwise in form and substance reasonably satisfactory to the Global Administrative Agent.

“Second Lien Debt Agreement” means a second lien term loan agreement, indenture, or other similar financing agreement evidencing or governing the Permitted Second Lien Debt among Quicksilver Resources, Inc. and the other parties party thereto, together with all amendments, modifications and supplements thereto permitted by Section 9.05(b).
“Second Lien Debt Documents” means (a) the Second Lien Debt Agreement and (b) any other documentation related to the Permitted Second Lien Debt, in each case, together with all amendments, modifications and supplements thereto permitted by Section 9.05(b).”
(b)    The definition of “Applicable Margin” in the U.S. Credit Agreement is hereby amended to read:
““Applicable Margin” means, for any day from and after the Fourth Amendment Effective Date, with respect to the commitment fees payable hereunder, or with respect to any Eurodollar Loan or ABR Loan, as the case may be, the rate per annum set forth in the appropriate column below under the caption “Commitment Fee Rate”, “Eurodollar Spread,” or “ABR Spread,” as the case may be, for the Global Borrowing Base Utilization Percentage then in effect:

Global Borrowing Base Utilization Percentage	Commitment Fee Rate	Eurodollar Spread	ABR Spread
Greater than or equal to 90%	0.500%	3.75%	2.75%
Greater than or equal 75% but less than 90%	0.500%	3.50%	2.50%
Greater than or equal to 50% and less than 75%	0.500%	3.25%	2.25%
Greater than or equal to 25% and less than 50%	0.500%	3.00%	2.00%
Less than 25%	0.500%	2.75%	1.75%

Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.”
(c)    The definition of “Applicable Margin” in the Canadian Credit Agreement is hereby amended to read:
““Applicable Margin” means, for any day from and after the Fourth Amendment Effective Date, with respect to the commitment fees payable hereunder, or with respect to any Canadian Prime Loan, CDOR Loan, U.S. Prime Loan or Eurodollar Loan, as the case may be, the rate per annum set forth in the appropriate column below under the caption “Commitment Fee Rate”, “Canadian Prime Spread,” “CDOR Spread,” “U.S. Prime Spread”, or “Eurodollar

Spread”, as the case may be, for the Global Borrowing Base Utilization Percentage then in effect:

Global Borrowing Base Utilization Percentage	Commitment Fee Rate	Canadian Prime Spread	CDOR Spread	U.S. Prime Spread	Eurodollar Spread
Greater than or equal to 90%	0.500%	2.75%	3.75%	2.75%	3.75%
Greater than or equal 75% but less than 90%	0.500%	2.50%	3.50%	2.50%	3.50%
Greater than or equal to 50% and less than 75%	0.500%	2.25%	3.25%	2.25%	3.25%
Greater than or equal to 25% and less than 50%	0.500%	2.00%	3.00%	2.00%	3.00%
Less than 25%	0.500%	1.75%	2.75%	1.75%	2.75%

Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.”
(d)    The definition of “Cash Interest Expense” in the:
(i) U.S. Credit Agreement is hereby amended to read as follows:
““Cash Interest Expense” means, with respect to the Borrower and the Consolidated Restricted Subsidiaries on a consolidated basis for any period, Interest Expense for such period, less the sum of (a) pay-in-kind Interest Expense or other non-cash Interest Expense (including as a result of the effects of purchase accounting), (b) to the extent included in Interest Expense, the amortization of any financing fees paid by, or on behalf of, the Borrower or any Consolidated Restricted Subsidiary, including such fees paid in connection with the Transactions, (c) the amortization of debt discounts, if any, or fees and deferred gains or losses with respect to Swap Agreements in respect of interest rates, (d) interest income of the Borrower and the Consolidated Restricted Subsidiaries actually received in cash for such period, (e) any charges related to any premium or penalty paid, write off of deferred financing costs or other financial recapitalization charges in connection with redeeming or retiring any indebtedness prior to its stated maturity, (f) to the extent included in Interest Expense, any interest paid on property and income tax payments, litigation settlements or any other obligation that does not constitute Debt and (g) interest expense capitalized during such period; provided that (i) Cash Interest Expense shall exclude any (x) one-time financing fees paid in connection with the Transactions or any amendment of this Agreement or the Canadian Credit Agreement and (y) one-time consent or similar fees paid to holders of the Existing Debt in connection with the refinancing of the Existing Subordinated Notes in an amount not to exceed $15,000,000 in the aggregate and (ii) that if any such Person shall have Redeemed, incurred, replaced or repriced any Existing Debt, Permitted Second Lien Debt or

Permitted Additional Debt during such period, Cash Interest Expense shall be subject to pro forma adjustments for such Redemption, incurrence, replacement or repricing as if such Redemption, incurrence, replacement or repricing had occurred on the first day of such period in a manner satisfactory to the Global Administrative Agent.”
(ii) Canadian Credit Agreement is hereby amended to read as follows:
““Cash Interest Expense” means, with respect to the Parent and the Consolidated Restricted Subsidiaries on a consolidated basis for any period, Interest Expense for such period, less the sum of (a) pay-in-kind Interest Expense or other non-cash Interest Expense (including as a result of the effects of purchase accounting), (b) to the extent included in Interest Expense, the amortization of any financing fees paid by, or on behalf of, the Parent or any Consolidated Restricted Subsidiary, including such fees paid in connection with the Transactions, (c) the amortization of debt discounts, if any, or fees and deferred gains or losses with respect to Swap Agreements in respect of interest rates, (d) interest income of the Parent and the Consolidated Restricted Subsidiaries actually received in cash for such period, (e) any charges related to any premium or penalty paid, write off of deferred financing costs or other financial recapitalization charges in connection with redeeming or retiring any indebtedness prior to its stated maturity, (f) to the extent included in Interest Expense, any interest paid on property and income tax payments, litigation settlements or any other obligation that does not constitute Debt and (g) interest expense capitalized during such period; provided that (i) Cash Interest Expense shall exclude any (x) one-time financing fees paid in connection with the Transactions or any amendment of this Agreement or the U.S. Credit Agreement and (y) one-time consent or similar fees paid to holders of the Existing Debt in connection with the refinancing of the Existing Subordinated Notes in an amount not to exceed $15,000,000 in the aggregate and (ii) that if any such Person shall have Redeemed, incurred, replaced or repriced any Existing Debt, Permitted Second Lien Debt or Permitted Additional Debt during such period, Cash Interest Expense shall be subject to pro forma adjustments for such Redemption, incurrence, replacement or repricing as if such Redemption, incurrence, replacement or repricing had occurred on the first day of such period in a manner satisfactory to the Global Administrative Agent.”
(e)    Clause (e) in the definition of “Change of Control” in each Combined Credit Agreement is hereby amended to read as follows:
“(e) a “Change in Control” or similar event occurs under and as defined in any indenture or similar governing document in respect of Existing Debt, Permitted Second Lien Debt or Permitted Additional Debt but only to the extent, in the case of this clause (e), the occurrence of any such event gives rise to an obligation of the Borrower or any other Restricted Subsidiary to redeem, repay or repurchase, or otherwise offer to redeem, repay or repurchase, all or any portion of such Existing Debt, Permitted Second Lien Debt or Permitted Additional Debt, which redemption, repayment or repurchase is not otherwise permitted by the terms of this Agreement;”

(f)    In the definition of “Consolidated Net Income” in each Combined Credit Agreement:
(i)    Clause (h) is hereby amended to read as follows:
“(h)    any fees and expenses incurred in connection with (i) the proposed Barnett Shale Transaction in an aggregate amount not to exceed $9,000,000 (it being understood that such transaction refers to the contemplated MLP transaction in respect of the MLP Barnett Shale Assets and does not refer to the Barnett Shale Joint Venture), (ii) the Second Omnibus Amendment and (iii) the Fourth Omnibus Amendment;”
(ii)    clause (k) is hereby amended by deleting the word “and” at the end thereof, clause (l) is hereby amended by replacing the period at the end thereof with “; and” and the following new clause (m) is hereby added:
“(m)    any expense due to the replacement of letters of credit provided in favor of NOVA Gas Transmission Ltd. or its affiliates in connection with the construction of the Horn River Mainline (Komie North Section) with cash in an aggregate amount not to exceed $14,000,000 net of any gains in connection with a refund or return of such cash.”
(g)    The definition of “Maturity Date” in each Combined Credit Agreement is hereby amended to read as follows:
““Maturity Date” means the earliest of (a) September 6, 2016 (the “Scheduled Maturity Date”), (b) ninety-one (91) days prior to the maturity of the Existing 2015 Senior Notes if the Existing 2015 Senior Notes are not repurchased, redeemed and/or refinanced to have a termination date of at least ninety-one (91) days after the Scheduled Maturity Date, (c) ninety-one (91) days prior to the maturity of the Existing Subordinate Notes if the Existing Subordinate Notes are not repurchased, redeemed and/or refinanced to have a termination date at least ninety-one (91) days after the Scheduled Maturity Date, (d) ninety-one (91) days prior to the maturity of the Existing 2016 Senior Notes if the Existing 2016 Senior Notes are not repurchased, redeemed and/or refinanced to have a termination date at least ninety-one (91) days after the Scheduled Maturity Date or (e) ninety-one (91) days prior to the maturity of the Permitted Second Lien Debt if the Permitted Second Lien Debt is not repurchased, redeemed and/or refinanced to have a termination date at least ninety-one (91) days after the Scheduled Maturity Date.”
(h)    The definition of “Senior Secured Debt” in each Combined Credit Agreement is hereby amended to add the words “or Permitted Second Lien Debt” immediately after the words “Existing Debt”.
2.2    Amendment to Section 4.01—Payments by the Borrower. The last sentence of Section 4.01 of the U.S. Credit Agreement is amended to read “All payments hereunder shall be made in the Agreed Currency”.

2.3    Amendments to Section 8.01—Notice of Springing Maturity Date. Section 8.01 of each Combined Credit Agreements is hereby amended by adding the following new Section 8.01(i):
“(i)    Second Lien Springing Maturity Date. Written notice of an expected springing maturity date for Permitted Second Lien Debt 187 days prior to the maturity of any Existing Debt or Permitted Additional Debt (it being understood that such notice is intended to provide 5 days prior notice of the Maturity Date occurring hereunder due to an expected springing maturity of Permitted Second Lien Debt).”
2.4    Amendments to Section 8.02—Notice of Material Events. Section 8.02 of each Combined Credit Agreements is hereby amended by (a) deleting the word “and” at the end of clause (b) thereto, (b) replacing the period at the end of clause (c) with a semicolon, (c) replacing the period at the end of clause (d) with “; and” and (d) adding the following new Section 8.02(e):
“(e)    any notice of default under the Second Lien Debt Documents or any indenture or other relevant documentation for the Existing Debt and Permitted Additional Debt.”
2.5    Amendment to Section 8.11—Reserve Reports.
(a)    Section 8.11(d)(y)(i) of each Combined Credit Agreement is hereby amended by replacing “80%” with “87.5%”.
2.6    Amendment to Section 8.13—Additional Collateral; Additional Guarantors; Release of Certain Guarantors/Collateral.
(a)    Section 8.13(a)(y) of each Combined Credit Agreement is hereby amended by replacing “80%” with “87.5%”.
(b)    Section 8.13(c)(i)(C) of the U.S. Credit Agreement is hereby amended to add the words “or any Permitted Second Lien Debt” before the semicolon.
(c)    Section 8.13(c)(i) of the Canadian Credit Agreement is hereby amended to read: “any Person that is a Guarantor under the U.S. Guaranty Agreement;”.
(d)    Section 8.13 of the U.S. Credit Agreement is hereby amended by adding the following new Section 8.13(e):
“(e)    The Borrower shall or shall cause QRCI to undertake any action hereunder that each is required to undertake under Section 8.13(a)(y) of the Canadian Credit Agreement.”
(e)    Section 8.13 of the U.S. Credit Agreement is hereby amended by adding the following new Section 8.13(f):
“(f)    The Borrower agrees that it will not, and will not permit any Subsidiary, to grant a Lien on any Property to secure the Permitted Second Lien Debt for which a valid, perfected first priority Lien does not exist on such Property in favor of the Secured Parties, without first (i) giving ten (10) days’ prior written notice to the Global Administrative Agent (or such shorter time as the Global Administrative Agent may agree) thereof and (ii) granting to the (x) Global Administrative Agent a Lien to secure the Secured Indebtedness and (y) Canadian Administrative Agent a Lien to secure the Canadian Secured Indebtedness and, in each case, making such Lien a valid, perfected first priority Lien on such Property pursuant to Security Instruments in form and substance reasonably satisfactory to the Global Administrative Agent or the Canadian Administrative Agent, as applicable, which is prior to any Lien granted in favor of any creditor in respect of Permitted Second Lien Debt and subject to a Second Lien Intercreditor Agreement. In connection therewith, the Borrower shall, or shall cause its Subsidiaries to, execute and deliver such other additional closing documents, certificates and legal opinions as shall reasonably be requested by the Global Administrative Agent or the Canadian Administrative Agent, as applicable.”
(f)    Section 8.13 of the Canadian Credit Agreement is hereby amended by adding the following new Section 8.13(f):
“(f)    The Parent agrees that it will not, and will not permit any Subsidiary, to grant a Lien on any Property to secure the Permitted Second Lien Debt for which a valid, perfected first priority Lien does not exist on such Property in favor of the Secured Parties, without first (i) giving ten (10) days’ prior written notice to the Global Administrative Agent (or such shorter time as the Global Administrative Agent may agree) thereof and (ii) granting to the (x) Global Administrative Agent a Lien to secure the U.S. Secured Indebtedness and (y) Administrative Agent a Lien to secure the Secured Indebtedness and, in each case, making such Lien a valid, perfected first priority Lien on such Property pursuant to Security Instruments in form and substance reasonably satisfactory to the Global Administrative Agent or the Administrative Agent, as applicable, which is prior to any Lien granted in favor of any creditor in respect of Permitted Second Lien Debt and subject to a Second Lien Intercreditor Agreement. In connection therewith, the Parent shall, or shall cause its Subsidiaries to, execute and deliver such other additional closing documents, certificates and legal opinions as shall reasonably be requested by the Global Administrative Agent or the Administrative Agent, as applicable.”

2.7    Amendments to Section 9.01(a)—Interest Coverage Ratio.
(a)    Section 9.01(a) of the U.S. Credit Agreement is hereby amended to read:
“(a)    Interest Coverage Ratio. The Borrower will not, as of the last day of any fiscal quarter set forth below, permit its ratio of (i) EBITDAX for the period of four fiscal quarters then ending to (ii) Cash Interest Expense for such period, to be less than the ratio set forth opposite such date:

Fiscal Quarter Ending	Minimum Interest Coverage Ratio
June 30, 2013	1.25 to 1.0
September 30, 2013	1.25 to 1.0
December 31, 2013	1.25 to 1.0
March 31, 2014	1.20 to 1.0
June 30, 2014	1.15 to 1.0
September 30, 2014	1.10 to 1.0
December 31, 2014	1.10 to 1.0
March 31, 2015	1.10 to 1.0
June 30, 2015	1.15 to 1.0
September 30, 2015	1.15 to 1.0
December 31, 2015	1.20 to 1.0
March 31, 2016	1.50 to 1.0
June 30, 2016	2.00 to 1.0

(b)    Section 9.01(a) of the Canadian Credit Agreement is hereby amended to read:
“(a)    Interest Coverage Ratio. The Parent will not, as of the last day of any fiscal quarter set forth below, permit its ratio of (i) EBITDAX for the period of four fiscal quarters then ending to (ii) Cash Interest Expense for such period, to be less than the ratio set forth opposite such date:

Fiscal Quarter Ending	Minimum Interest Coverage Ratio
June 30, 2013	1.25 to 1.0
September 30, 2013	1.25 to 1.0
December 31, 2013	1.25 to 1.0
March 31, 2014	1.20 to 1.0
June 30, 2014	1.15 to 1.0
September 30, 2014	1.10 to 1.0
December 31, 2014	1.10 to 1.0
March 31, 2015	1.10 to 1.0
June 30, 2015	1.15 to 1.0
September 30, 2015	1.15 to 1.0
December 31, 2015	1.20 to 1.0
March 31, 2016	1.50 to 1.0
June 30, 2016	2.00 to 1.0

2.8    Amendments to Section 9.01(c)—Senior Secured Leverage Ratio.
(a)    Section 9.01(c) of the U.S. Credit Agreement is hereby amended to read:
“(c)    Senior Secured Debt Ratio. The Borrower will not, as of the last day of any fiscal quarter, commencing with the fiscal quarter ending June 30, 2013, permit its ratio of (i)

Senior Secured Debt as of such day to (ii) EBITDAX for the period of four fiscal quarters then ending to be greater than 2.0 to 1.0.”
(b)    Section 9.01(c) of the Canadian Credit Agreement is hereby amended to read:
“(c)    Senior Secured Debt Ratio. The Parent will not, as of the last day of any fiscal quarter, commencing with the fiscal quarter ending June 30, 2013, permit its ratio of (i) Senior Secured Debt as of such day to (ii) EBITDAX for the period of four fiscal quarters then ending to be greater than 2.0 to 1.0.”.
2.9    Amendments to Section 9.02—Debt.
(a)    Section 9.02(o) of each Combined Credit Agreement is hereby amended to read:
“(o) Any renewals, refinancings or extensions of (but, except to the extent permitted herein, not increases in (except to cover customary fees, reasonable expenses, premiums or penalties)) any Debt described in clauses (d), (e), (j), (n) or (u) of this Section 9.02; provided, however, that (i) no Debt incurred under clauses (d), (e), (j) or (n) may be renewed, refinanced or extended as Permitted Second Lien Debt pursuant to this clause (o), (ii) any Debt incurred under clause (u) which is renewed, refinanced or extended hereunder shall comply with the first proviso of such clause (u) as if such renewal, refinancing or extension was an incurrence of Debt and (iii) any Debt incurred under clause (n) which is renewed, refinanced or extended hereunder shall comply with the proviso of such clause (n) as if such renewal, refinancing or extension was an incurrence of Debt, provided that clause (n)(vii) shall not apply to such renewed, refinanced or extended Debt;”
(b)    Section 9.02 of the U.S. Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (s) thereto, (ii) deleting the period at the end of clause (t) and adding the phrase “; and” at the end thereto and (iii) adding the following new Section 9.02(u):
“(u)    Debt under the Second Lien Debt Documents incurred by the Borrower and any Guarantees thereof by a Guarantor (including any Persons becoming Guarantors simultaneously with the incurrence of such Debt), the principal amount of which Debt does not exceed the lesser of (x) $800,000,000 and (y) the initial principal amount of Permitted Second Lien Debt incurred under this Section 9.02(u); provided that (i) immediately before, and after giving effect to, the incurrence of any such Debt (and any concurrent repayment of Debt with the proceeds of such incurrence), no Default exists or would exist, and along with clauses (ii) through (vii) below, as certified by a Financial Officer of the Borrower to the Global Administrative Agent, (ii) such Debt shall not have terms that are materially more restrictive than the terms of the Loan Documents (it being understood that in no event shall the Permitted Second Lien Debt contain a financial maintenance covenant), (iii) such Debt does not have any scheduled amortization of principal prior to the Maturity Date, (iv) such Debt does not have mandatory prepayment provisions (other than provisions with respect to asset sales or casualty events that satisfy clause (vi) below) that would result in such Debt being repaid prior to the Secured Indebtedness or Canadian Secured Indebtedness, (v) such

Debt has a maturity no earlier than ninety-one (91) days after the Maturity Date, (vi) such Debt does not prohibit prior repayment of Loans or the Canadian Loans, (vii) such Debt shall be at all times subject to a Second Lien Intercreditor Agreement and the Secured Indebtedness and Canadian Secured Indebtedness shall be secured on a senior priority basis to such Debt, (viii) immediately before, and after giving effect to, the incurrence of any such Debt (and any concurrent repayment of Debt with the proceeds of such incurrence), the Borrower and the Guarantors are solvent (as determined (A) conclusively by reference to a certificate of a Financial Officer delivered in connection with the incurrence of such Permitted Second Lien Debt, if such a certificate is delivered in connection with the incurrence of such Permitted Second Lien Debt or (B) conclusively by a certificate of a Financial Officer to the Global Administrative Agent certifying solvency in accordance with the requirements set forth in Section 7.18, if a solvency certificate is not delivered in connection with the incurrence of such Permitted Second Lien Debt) and (ix) the Global Administrative Agent shall have received (A) final drafts of a Second Lien Debt Agreement (and any other Second Lien Debt Documents reasonably requested by the Global Administrative Agent) two (2) Business Days prior to the incurrence of such Permitted Second Lien Debt, (B) executed copies of such Second Lien Debt Agreement upon the incurrence of such Debt and (C) promptly upon subsequent reasonable request by the Global Administrative Agent, any Second Lien Debt Documents;
provided further that on the later of (x) July 1, 2013 or (y) the forty-fifth (45th) day after the closing date of the initial Second Lien Debt Agreement (such date, the “Adjustment Date”), (A) the Global Borrowing Base and U.S. Borrowing Base then in effect on the Adjustment Date shall be automatically reduced by an amount equal to the product of (1)(x) the stated principal amount of such Permitted Second Lien Debt minus (y) the sum of (I) any portion of proceeds thereof used to refinance or redeem Existing Debt and (II) the amount of any prepayment premiums or penalties paid in connection with such refinancing of Existing Debt and any fees (including original issue discount), costs and expenses paid in respect of such refinancing or the incurrence of such Permitted Second Lien Debt, not to exceed $75,000,000 in the aggregate for this clause (II) multiplied by (2) 0.25, and (B) the Global Borrowing Base and U.S. Borrowing Base as so reduced shall become the new Global Borrowing Base and U.S. Borrowing Base applicable to the Borrower, the Global Administrative Agent, the Issuing Bank and the Lenders until the next redetermination or modification thereof hereunder. For purposes of this Section 9.02(u), the “stated principal amount” shall mean the stated face amount of such Debt without giving effect to any original issue discount.”
(c)    Section 9.02 of the Canadian Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (s) thereto, (ii) deleting the period at the end of clause (t) and adding the phrase “; and” at the end thereto and (iii) adding the following new Section 9.02(u):
“(u)    Debt under the Second Lien Debt Documents incurred by the Parent and any Guarantees thereof by a Guarantor (including any Persons becoming Guarantors simultaneously with the incurrence of such Debt), the principal amount of which Debt does not exceed the lesser of (x) $800,000,000 and (y) the initial principal amount of Permitted Second Lien Debt incurred under this Section 9.02(u); provided that (i) immediately before, and after giving effect to, the incurrence of any such Debt (and any concurrent repayment of Debt with the proceeds of such incurrence), no Default exists or would exist, and along with clauses (ii) through (vii) below, as certified by a Financial Officer of the Parent to the Global Administrative Agent, (ii) such Debt shall not have terms that are materially more restrictive than the terms of the Loan Documents (it being understood that in no event shall the Permitted Second Lien Debt contain a financial maintenance covenant), (iii) such Debt does not have any scheduled amortization of principal prior to the Maturity Date, (iv) such Debt does not have mandatory prepayment provisions (other than provisions with respect to asset sales or casualty events that satisfy clause (vi) below) that would result in such Debt being repaid prior to the Secured Indebtedness or Canadian Secured Indebtedness, (v) such Debt has a maturity no earlier than ninety-one (91) days after the Maturity Date, (vi) such Debt does not prohibit prior repayment of U.S. Loans or the Loans, (vii) such Debt shall be at all times subject to a Second Lien Intercreditor Agreement and the U.S. Secured Indebtedness and Secured Indebtedness shall be secured on a senior priority basis to such Debt, (viii) immediately before, and after giving effect to, the incurrence of any such Debt (and any concurrent repayment of Debt with the proceeds of such incurrence), the Parent and the Guarantors are solvent (as determined (A) conclusively by reference to a certificate of a Financial Officer delivered in connection with the incurrence of such Permitted Second Lien Debt, if such a certificate is delivered in connection with the incurrence of such Permitted Second Lien Debt or (B) conclusively by a certificate of a Financial Officer to the Global Administrative Agent certifying solvency in accordance with the requirements set forth in Section 7.18, if a solvency certificate is not delivered in connection with the incurrence of such Permitted Second Lien Debt) and (ix) the Global Administrative Agent shall have received (A) final drafts of a Second Lien Debt Agreement (and any other Second Lien Debt Documents reasonably requested by the Global Administrative Agent) two (2) Business Days prior to the incurrence of such Permitted Second Lien Debt, (B) executed copies of such Second Lien Debt Agreement upon the incurrence of such Debt and (C) promptly upon subsequent reasonable request by the Global Administrative Agent, any Second Lien Debt Documents;
provided further that on the later of (x) July 1, 2013 or (y) the forty-fifth (45th) day after the closing date of the initial Second Lien Debt Agreement (such date, the “Adjustment Date”), (A) the Global Borrowing Base and U.S. Borrowing Base then in effect on the Adjustment Date shall be automatically reduced by an amount equal to the product of (1)(x) the stated principal amount of such Permitted Second Lien Debt minus (y) the sum of (I) any portion of proceeds thereof used to refinance or redeem Existing Debt and (II) the amount of any prepayment premiums or penalties paid in connection with such refinancing of Existing Debt and any fees (including original issue discount), costs and expenses paid in respect of such refinancing or the incurrence of such Permitted Second Lien Debt, not to exceed $75,000,000 in the aggregate for this clause (II) multiplied by (2) 0.25, and (B) the Global Borrowing Base and U.S. Borrowing Base as so reduced shall become the new Global Borrowing Base and U.S. Borrowing Base applicable to the Parent, the Global Administrative Agent, the Administrative Agent, the Issuing Bank and the Lenders until the next redetermination or modification thereof hereunder. For purposes of this Section 9.02(u), the “stated principal amount” shall mean the stated face amount of such Debt without giving effect to any original issue discount.”
2.10    Amendment to Section 9.03—Liens.
(a)    Section 9.03 of U.S. Credit Agreement is hereby amended by adding the word “and” at the end of Section 9.03(m) and adding the following new Section 9.03(n):
“(m)    Liens on Property of the Borrower and the U.S. Guarantors securing the Permitted Second Lien Debt and any Guarantees thereof which are junior to the Liens securing the Secured Indebtedness and the Canadian Secured Indebtedness so long as both before and after giving effect to the incurrence of any such Lien, the Borrower is in compliance with Section 8.13(f) and has entered into a Second Lien Intercreditor Agreement.”
(b)    Section 9.03 of Canadian Credit Agreement is hereby amended by adding the word “and” at the end of Section 9.03(m) and adding the following new Section 9.03(n):
“(m)    Liens on Property of the Parent and the U.S. Guarantors securing the Permitted Second Lien Debt and any Guarantees thereof which are junior to the Liens securing the U.S. Secured Indebtedness and Secured Indebtedness so long as both before and after giving effect to the incurrence of any such Lien, the Parent is in compliance with Section 8.13(f) and has entered into a Second Lien Intercreditor Agreement.”
2.11    Amendments to Section 9.05—Repayment of Debt; Amendment of Indentures and Second Lien Debt Documents.
(a)    Section 9.05 of the Combined Credit Agreements is hereby amended by amending the heading of Section 9.05 to read as follows: “Repayment of Debt; Amendment of Indentures and Second Lien Debt Agreement”,
(b)    Section 9.05(a) of the Combined Credit Agreements is hereby amended by adding the words “, Permitted Second Lien Debt,” immediately after the first instance of the words “Existing Debt”.
(c)    Section 9.05(a)(I) of the Combined Credit Agreements is hereby amended by adding the words “, Permitted Second Lien Debt” immediately after the words “Existing Debt”.
(d)    Section 9.05(a)(II) of the Combined Credit Agreements is hereby amended by adding the words “, Permitted Second Lien Debt” immediately after the words “(other than the Existing Subordinated Notes and Existing Convertible Debentures)”.
(e)    Section 9.05(a)(III)(i) of the Combined Credit Agreements is hereby amended by adding the words “, Permitted Second Lien Debt” immediately after the first instance of the words “Existing Debt”.

(f)    Section 9.05(a)(III)(ii) of the Combined Credit Agreements is hereby amended by adding the words “, Permitted Second Lien Debt” immediately after the first instance of the words “Existing Debt” and adding the word “and” to the end thereof.
(g)    Section 9.05 of the U.S. Credit Agreement is hereby amended by adding the following new Section 9.05(a)(III)(iii):
“(iii)    Redeem Existing Debt or Permitted Additional Debt using the net cash proceeds from (A) the sale of assets permitted by Section 9.10 and (B) the issuance of the Permitted Second Lien Debt if, in each case, (1) no Default has occurred and is continuing at the time such Redemption is made or would result from the making of such Redemption, (2) the Global Borrowing Base Utilization Percentage, after giving effect to the making of such Redemption, is less than 75% (it being understood that for purposes of this clause (2) any amount of Combined LC Exposure that has been cash collateralized in a manner satisfactory to each Issuing Bank and the Administrative Agent shall be deemed not to constitute Combined Credit Exposure for purposes of determining the Global Borrowing Base Utilization Percentage), (3) no Global Borrowing Base Deficiency or U.S. Borrowing Base Deficiency has occurred and is continuing at the time such Redemption is made and (4) after giving effect to such Redemption, the Borrower is in pro forma compliance with Section 9.01.”
(h)    Section 9.05 of the Canadian Credit Agreement is hereby amended by adding the following new Section 9.05(a)(III)(iii):
“(iii)    Redeem Existing Debt or Permitted Additional Debt using the net cash proceeds from (A) the sale of assets permitted by Section 9.10 and (B) the issuance of the Permitted Second Lien Debt if, in each case, (1) no Default has occurred and is continuing at the time such Redemption is made or would result from the making of such Redemption, (2) the Global Borrowing Base Utilization Percentage, after giving effect to the making of such Redemption, is less than 75% (it being understood that for purposes of this clause (2) any amount of Combined LC Exposure that has been cash collateralized in a manner satisfactory to each Issuing Bank and the Administrative Agent shall be deemed not to constitute Combined Credit Exposure for purposes of determining the Global Borrowing Base Utilization Percentage), (3) no Global Borrowing Base Deficiency or U.S. Borrowing Base Deficiency has occurred and is continuing at the time such Redemption is made and (4) after giving effect to such Redemption, the Parent is in pro forma compliance with Section 9.01.”
(i)    Section 9.05(b) of the Combined Credit Agreements is hereby amended by (i) adding the words “, Permitted Second Lien Debt” immediately after each instance of the words “Existing Debt” and (ii) adding the proviso “; provided that no such consent shall be required with respect to any one-time consent or similar fee paid to the holders of the Existing Debt in connection with the refinancing of the Existing Subordinated Notes in an amount not to exceed $15,000,000 in the aggregate” immediately after the end of the parenthetical in clause (ii) thereof.
2.12    Section 9.10—Sales of Properties and Termination of Oil and Gas Swap Agreements.

(a)    Section 9.10(d) of each Combined Credit Agreement is hereby amended by adding the words “and Oil and Gas Properties disposed of pursuant to the Barnett Shale Joint Venture to the extent set forth in Section 9.10(j)” after each instance of the words “excluding the MLP Barnett Shale Assets”.
(b)    Section 9.10 of each Combined Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (h) thereto, (b) replacing the period at the end of clause (i) with “; and” and (c) adding the following new Section 9.10(j):
“(j)    transfers and other dispositions of Oil and Gas Properties pursuant to the Barnett Shale Joint Venture; provided that upon the consummation of the Barnett Shale Joint Venture, the Global Borrowing Base and the U.S. Borrowing Base shall be automatically reduced so that the amount of the Global Borrowing Base shall be $350,000,000 and the amount of the U.S. Borrowing Base shall be $275,000,000 (where the Allocated U.S. Borrowing Base and an Allocated Canadian Borrowing Base shall be as set forth in an allocation notice delivered in accordance with Section 12.22 substantially concurrently with the consummation of the Barnett Shale Joint Venture) subject to (i) the Barnett Shale Joint Venture being consummated in accordance with the Barnett Shale PSA and all other related documentation (without amendment, modification or waiver thereof which is material and adverse to the Lenders without the consent of the Majority Lenders which shall not be unreasonably withheld) and (ii) the Global Administrative Agent having received any adjustment statement in respect of the “Base Purchase Price” (as defined in the Barnett Shale PSA) delivered pursuant to the Barnett Shale PSA within five (5) Business Days of the delivery of such adjustment statement pursuant to the Barnett Shale PSA, until any subsequent redetermination thereof or adjustment thereto.”

2.13    Amendment to Section 9.11—Transactions with Affiliates. The proviso of Section 9.11 of the Combined Credit Agreements is hereby amended to read as follows:
“provided that any transaction with any Affiliate as contemplated by the Midstream Joint Venture (including the ongoing transactions contemplated thereunder) shall be permitted.”

2.14    Amendment to Section 9.12—Negative Pledge Agreements; Dividend Restrictions. Section 9.12 of the Combined Credit Agreements is hereby amended by replacing the words “this Agreement or the Security Instruments” in clause (a) with the words “this Agreement, the Security Instruments or the Second Lien Debt Documents”.
2.15    Amendment to Article 11—The Agents. Article XI of each Combined Credit Agreement is hereby amended by adding the following new Section 11.12:
“Section 11.12 Second Lien Intercreditor Agreement. Each Lender (and each Person that becomes a Lender hereunder pursuant to Section 12.04) hereby authorizes and directs the Global Administrative Agent to enter into a Second Lien Intercreditor Agreement on behalf of such Lender and agrees that it may take such actions on its behalf as is contemplated by the terms of such Second Lien Intercreditor Agreement.”

2.16    Amendments to Selected Definitions. (a) The words “clause ()” in clause (g) of the definition of Excepted Liens in the U.S. Credit Agreement are replaced with “clause (g)”. (b) The words “clause ()” in clause (e) of the definition of Permitted Holders in the U.S. Credit Agreement are replaced with “clause (c)”. (c) The words “including and 8.13Section Section 9.10” in the definition of Reserve Report in the U.S Credit Agreement are replaced with “including Section 8.13 and Section 9.10”. (d) Clause (x) of the definition of Prime Rate in the U.S. Credit Agreement is deleted and the words “such rate” are inserted at the beginning of clause (y) of such definition.
2.17    Borrowing Base Allocation Notices.
(a)    The list of exhibits to each of the Combined Credit Agreements is hereby amended to add a reference to Annex 1 hereto, which shall be entitled “EXHIBIT I Form of Borrowing Base Allocation Notice” in the case of the U.S. Credit Agreement and “EXHIBIT H Form of Borrowing Base Allocation Notice” in the case of the Canadian Credit Agreement.
(b)    Article XII of the U.S. Credit Agreement is hereby amended by adding the following new Section 12.22:
“Section 12.22 Borrowing Base Allocation Notice. Each Borrowing Base Allocation Notice or Discretionary Borrowing Base Allocation Notice delivered by the Borrower to the Global Administrative Agent shall be in the form of Exhibit I or such other form as the Global Administrative Agent may agree.”
(c)    Article XII of the Canadian Credit Agreement is hereby amended by adding the following new Section 12.22:
“Section 12.22 Borrowing Base Allocation Notice. Each Borrowing Base Allocation Notice or Discretionary Borrowing Base Allocation Notice delivered by the Parent to the Global Administrative Agent shall be in the form of Exhibit H or such other form as the Global Administrative Agent may agree.”
Section 3.    Amendments to U.S. Guaranty and Canadian Guaranty.
3.1    The U.S. Guaranty is hereby amended by allowing the following new Section 23:
“23.    Keepwell. Each Qualified Keepwell Provider hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by the Borrower or any U.S. Guarantor to honor all of its obligations under this Guaranty in respect of Swap Obligations (provided, however, that each Qualified Keepwell Provider shall only be liable under this Section 23 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 23, or otherwise under this Guaranty, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified Keepwell Provider under this Section 23 shall remain in full force and effect until all of the Secured Indebtedness is Paid In Full In Cash. Each Qualified Keepwell Provider intends that this Section 23 constitute, and this

Section 23 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of the Borrower or any U.S. Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
As used in this Guaranty, (a) “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute, (b) “Qualified Keepwell Provider” means, in respect of any Swap Obligation, the Borrower and each U.S. Guarantor that, at the time the relevant Guarantee (or grant of the relevant security interest, as applicable) becomes effective with respect to such Swap Obligation, has total assets exceeding $10,000,000 or otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” with respect to such Swap Agreement with a Secured Swap Party at such time by entering into a keepwell pursuant to section 1a(18)(A)(v)(II) of the Commodity Exchange Act, (c) “Swap Obligation” means, with respect to the Borrower and each U.S. Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act and (d) “Paid In Full In Cash” means (i) the irrevocable and indefeasible payment in full in cash of all principal, interest (including interest accruing during the pendency of an insolvency or liquidation proceeding, regardless of whether allowed or allowable in such insolvency or liquidation proceeding) and premium, if any, on all Combined Loans outstanding under the Credit Agreement and the Canadian Credit Agreement, (ii) the payment in full in cash or posting of cash collateral in respect of all other obligations or amounts that are outstanding under the Credit Agreement and the Canadian Credit Agreement, including the posting of the cash collateral for outstanding Combined Letters of Credit as required by the terms of the Credit Agreement and the Canadian Credit Agreement, (iii) the termination of the Combined Commitments under the Credit Agreement and the Canadian Credit Agreement, (iv) payment in full in cash of all amounts due and payable under Bank Products Obligations and (v) payment in full in cash of all amounts due and payable under each Swap Agreement with a Secured Swap Party.”
3.2    Section 20 of the Canadian Guaranty is hereby amended to read:
“20.    Keepwell. Each Qualified Keepwell Provider hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Credit Party to honor all of its obligations under this Guaranty in respect of Swap Obligations (provided, however, that each Qualified Keepwell Provider shall only be liable under this Section 20 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 20, or otherwise under this Guaranty, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified Keepwell Provider under this Section 20 shall remain in full force and effect until all of the Secured Indebtedness is Paid In Full In Cash. Each Qualified Keepwell Provider intends that this Section 20 constitute, and this Section 20 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Credit Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

As used in this Guaranty, (a) “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute, (b) “Qualified Keepwell Provider” means, in respect of any Swap Obligation, each Credit Party that, at the time the relevant Guarantee (or grant of the relevant security interest, as applicable) becomes effective with respect to such Swap Agreement with a Secured Swap Party, has total assets exceeding $10,000,000 or otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” with respect to such Swap Obligation at such time by entering into a keepwell pursuant to section 1a(18)(A)(v)(II) of the Commodity Exchange Act, (c) “Swap Obligation” means, with respect to each Credit Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act, and (d) “Paid In Full In Cash” means (i) the irrevocable and indefeasible payment in full in cash of all principal, interest (including interest accruing during the pendency of an insolvency or liquidation proceeding, regardless of whether allowed or allowable in such insolvency or liquidation proceeding) and premium, if any, on all Combined Loans outstanding under the Credit Agreement and U.S. Credit Agreement, (ii) the payment in full in cash or posting of cash collateral in respect of all other obligations or amounts that are outstanding under the Credit Agreement and U.S. Credit Agreement, including the posting of the cash collateral for outstanding Combined Letters of Credit as required by the terms of the Credit Agreement and U.S. Credit Agreement, (iii) the termination of the Combined Commitments under the Credit Agreement and U.S. Credit Agreement, (iv) payment in full in cash of all amounts due and payable under Bank Products Obligations and (v) payment in full in cash of all amounts due and payable under each Swap Agreement with a Secured Swap Party.”

Section 4.    Conditions Precedent.
4.1    This Amendment shall not become effective until the date on which each of the following conditions is satisfied (the “Fourth Amendment Effective Date”):
(a)    The Global Administrative Agent shall have received from each of the Combined Borrowers, the Guarantors, the Majority Lenders, the Global Administrative Agent and the Canadian Administrative Agent counterparts of this Amendment signed on behalf of each such Person.
(b)    A Responsible Officer of each Combined Borrower shall have provided a certificate to the Global Administrative Agent in form and substance reasonably acceptable to the Global Administrative Agent certifying that (i) the consummation of the Barnett Shale Joint Venture shall have occurred, (ii) no Default shall have occurred or be continuing under Section 9.10(j) of the Combined Credit Agreements or would result from the consummation of the Barnett Shale Joint Venture, (iii) no Global Borrowing Base Deficiency or U.S. Borrowing Base Deficiency shall exist after giving effect to the consummation of the Barnett Shale Joint Venture and any substantially concurrent repayment of the Loans with the proceeds thereof occurring no later than one (1) Business Day after such consummation and (iv) after giving effect to the consummation of the Barnett Shale

Joint Venture, (A) the Security Instruments and Canadian Security Instruments create first priority, perfected Liens (subject only to Permitted Liens) on at least 87.5% of the total value of the Proved Hydrocarbon Interests of the Borrower and the Guarantors evaluated in each of the most recently delivered Reserve Report and Canadian Reserve Report and (B) the Global Administrative Agent shall have received title information setting forth the status of title to at least 75% of the total value of the Proved Hydrocarbon Interests of the Borrower and the Guarantors evaluated in each of the most recently delivered Reserve Report and Canadian Reserve Report.
(c)    The Combined Borrowers shall have paid all amounts due and payable in connection with this Amendment on or prior to the Fourth Amendment Effective Date, including, (i) to the extent invoiced at least one (1) Business Day prior to such date, all documented out-of-pocket expenses required to be reimbursed or paid by the Combined Borrowers under the Combined Credit Agreements and (ii) all consent fees owing under the Consent Fee Letter dated the date hereof between the U.S. Borrower and the Global Administrative Agent.
Section 5.    Miscellaneous.
5.1    Confirmation. All of the terms and provisions of the Combined Credit Agreements, as amended by this Amendment, are, and shall remain, in full force and effect following the effectiveness of this Amendment.
5.2    Ratification and Affirmation; Representations and Warranties. Each Combined Borrower hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document (as defined in the applicable Combined Credit Agreement as used in this Section) to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein; and (c) represents and warrants to the Lenders (as defined in the applicable Combined Credit Agreement) that as of the date hereof, after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects on and as of the Fourth Amendment Effective Date, except that to the extent any such representations and warranties are (x) expressly limited to an earlier date, in which case, on the Fourth Amendment Effective Date such representations and warranties shall continue to be true and correct as of such specified earlier date and (y) qualified by materiality, such representations and warranties (as so qualified) shall continue to be true and correct in all respects and (ii) no Default (as defined in the applicable Combined Credit Agreement) has occurred and is continuing as of the Fourth Amendment Effective Date. Each Guarantor (as defined in the applicable Combined Credit Agreement) (i) acknowledges the terms of this Amendment and (ii) ratifies and affirms (A) its respective obligations under the Loan Documents to which it is a party (including its guarantee obligations under the applicable Guaranty Agreement (as defined in the applicable Combined Credit Agreement) to which it is a party as amended hereby), all of which shall continue in full force and effect and (B) that the Liens created by the Loan Documents to which it is a party are valid and continuing and secure the Secured Indebtedness or Canadian Secured Indebtedness, as the case may be, in accordance with the terms thereof, in each case, after giving effect to this

Amendment. This Amendment and each prior amendment to the Combined Credit Agreements is a Loan Document.
5.3    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart by facsimile or electronic mail shall be effective as delivery of a manually executed counterpart hereof.
5.4    Governing Law, Jurisdiction, etc. Sections 12.09 and 12.18 of the Canadian Credit Agreement shall be incorporated herein mutatis mutandis as this Amendment relates to the Canadian Credit Agreement and Sections 12.09 and 12.18 of the U.S. Credit Agreement shall be incorporated herein mutatis mutandis as this Amendment relates to the U.S. Credit Agreement.
[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

QUICKSILVER RESOURCES INC., a Delaware corporation

By:	/s/ Vanessa Gomez LaGatta Name: Vanessa Gomez LaGatta Title: Vice President - Treasurer

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 4 TO
COMBINED CREDIT AGREEMENTS

QUICKSILVER RESOURCES CANADA INC., an Alberta, Canada corporation

By:	/s/ Vanessa Gomez LaGatta Name: Vanessa Gomez LaGatta Title: Vice President - Treasurer

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 4 TO
COMBINED CREDIT AGREEMENTS

With respect to Sections 3 and 5 hereof: COWTOWN PIPELINE MANAGEMENT, INC., a Texas corporation

By: /s/ Vanessa Gomez LaGatta Name: Vanessa Gomez LaGatta Title: Vice President - Treasurer

COWTOWN PIPELINE FUNDING, INC., a Delaware corporation

By: /s/ Vanessa Gomez LaGatta Name: Vanessa Gomez LaGatta Title: Vice President - Treasurer
COWTOWN GAS PROCESSING L.P., a Texas limited partnership By: Cowtown Pipeline Management, Inc., its general partner

By: /s/ Vanessa Gomez LaGatta Name: Vanessa Gomez LaGatta Title: Vice President - Treasurer

COWTOWN PIPELINE L.P., a Texas limited partnership By: Cowtown Pipeline Management, Inc., its general partner

By: /s/ Vanessa Gomez LaGatta Name: Vanessa Gomez LaGatta Title: Vice President - Treasurer

BARNETT SHALE OPERATING LLC, a Delaware limited liability company
By: /s/ Vanessa Gomez LaGatta Name: Vanessa Gomez LaGatta Title: Vice President - Treasurer

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 4 TO
COMBINED CREDIT AGREEMENTS

SILVER STREAM PIPELINE COMPANY LLC., a Delaware limited liability company
By: /s/ Vanessa Gomez LaGatta Name: Vanessa Gomez LaGatta Title: Vice President - Treasurer

QPP HOLDINGS LLC, a Delaware limited liability company
By: /s/ Vanessa Gomez LaGatta Name: Vanessa Gomez LaGatta Title: Vice President - Treasurer

QPP PARENT LLC, a Delaware limited liability company
By: /s/ Vanessa Gomez LaGatta Name: Vanessa Gomez LaGatta Title: Vice President - Treasurer

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 4 TO
COMBINED CREDIT AGREEMENTS

JPMORGAN CHASE BANK, N.A., as a Lender under the U.S. Credit Agreement and as Global Administrative Agent

By:	/s/ David Morris Name: David Morris Title: Authorized Officer

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 4 TO
COMBINED CREDIT AGREEMENTS

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a Lender under the Canadian Credit Agreement and as Canadian Administrative Agent

By:	/s/ Michael N. Tam Name: Michael N. Tam Title: Senior Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 4 TO
COMBINED CREDIT AGREEMENTS

BANK OF AMERICA, N.A., as a Lender under the U.S. Credit Agreement

By:	/s/ Ronald E. McKaig Name: Ronald E. McKaig Title: Managing Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 4 TO
COMBINED CREDIT AGREEMENTS

BANK OF AMERICA, N.A., (by its Canada Branch) as a Lender under the Canadian Credit Agreement

By:	/s/ Medina Sales de Andrade Name: Medina Sales de Andrade Title: Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 4 TO
COMBINED CREDIT AGREEMENTS

BRANCH BANKING & TRUST COMPANY, as a Lender under the U.S. Credit Agreement and the Canadian Credit Agreement

By:	/s/ Parul June Name: Parul June Title: Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 4 TO
COMBINED CREDIT AGREEMENTS

CANADIAN IMPERIAL BANK OF COMMERCE, as a Lender under the Canadian Credit Agreement

By:	/s/ Randy Geislinger Name: Randy Geislinger Title: Executive Director

By:	/s/ Joelle Chatwin Name: Joelle Chatwin Title: Executive Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 4 TO
COMBINED CREDIT AGREEMENTS

CIBC INC., as a Lender under the U.S. Credit Agreement

By:	/s/ Trudy Nelson Name: Trudy Nelson Title: Authorized Signatory

By:	/s/ Richard Antl Name: Richard Antl Title: Authorized Signatory

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 4 TO
COMBINED CREDIT AGREEMENTS

CITIBANK, N.A., as a Lender under the U.S. Credit Agreement

By:	/s/ P.R. Ballard Name: P.R Ballard Title: MD

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 4 TO
COMBINED CREDIT AGREEMENTS

CITIBANK, N.A., CANADIAN BRANCH, as a Lender under the Canadian Credit Agreement

By:	/s/ Jonathan Cain Name: Jonathan Cain Title: Authorized Signatory

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 4 TO
COMBINED CREDIT AGREEMENTS

COMERICA BANK, as a Lender under the U.S. Credit Agreement

By:	/s/ Katya Evseev Name: Katya Evseev Title Assistant Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 4 TO
COMBINED CREDIT AGREEMENTS

COMERICA BANK, CANADA BRANCH, as a Lender under the Canadian Credit Agreement

By:	/s/ Omer Ahmed Name: Omer Ahmed Title: Portfolio Manager

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 4 TO
COMBINED CREDIT AGREEMENTS

COMPASS BANK, as a Lender under the U.S. Credit Agreement

By:	/s/ Umar Hassan Name: Umar Hassan Title: Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 4 TO
COMBINED CREDIT AGREEMENTS

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender under the U.S. Credit Agreement and the Canadian Credit Agreement

By:	/s/ Darrell Stanley Name: Darrell Stanley Title: Managing Director

By:	/s/ Ting Lee Name: Ting Lee Title: Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 4 TO
COMBINED CREDIT AGREEMENTS

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender under the U.S. Credit Agreement

By:	/s/ Kevin Buddhdew Name: Kevin Buddhdew Title: Authorized Signatory

By:	/s/ Michael Spaight Name: Michael Spaight Title: Authorized Signatory

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 4 TO
COMBINED CREDIT AGREEMENTS

CREDIT SUISSE AG, TORONTO BRANCH, as a Lender under the Canadian Credit Agreement

By:	/s/ Alain Daoust Name: Alain Daoust Title: Director

By:	/s/ Chris Gage Name: Chris Gage Title: Chief Financial Officer

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 4 TO
COMBINED CREDIT AGREEMENTS

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender under the U.S. Credit Agreement

By:	/s/ Marcus M. Tarkington Name: Marcus M. Tarkington Title: Director

By:	/s/ Anca Trifan Name: Anca Trifan Title: Managing Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 4 TO
COMBINED CREDIT AGREEMENTS

DEUTSCHE BANK AG CANADA BRANCH, as a Lender under the Canadian Credit Agreement

By:	/s/ David Gynn Name: David Gynn Title: Chief Financial Officer

By:	/s/ Marcellus Leung Name: Marcellus Leung Title: Assistant Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 4 TO
COMBINED CREDIT AGREEMENTS

EXPORT DEVELOPMENT CANADA, as a Lender under the U.S. Credit Agreement

By:	/s/ Richard Leong Name: Richard Leong Title: Asset Manager

By:	/s/ Talal M. Kairouz Name: Talal M. Kairouz Title: Senior Asset Manager

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 4 TO
COMBINED CREDIT AGREEMENTS

GOLDMAN SACHS BANK USA, as a Lender under the U.S. Credit Agreement

By:	/s/ Michelle Latzoni Name: Michelle Latzoni Title: Authorized Signatory

KEYBANK, NATIONAL ASSOCIATION, as a Lender under the U.S. Credit Agreement

By:	/s/ Chulley Bogle Name: Chulley Bogle Title: Vice President

SUMITOMO MITSUI BANKING CORPORATION, as a Lender under the U.S. Credit Agreement

By:	/s/ Shuji Yabe Name: Shuji Yabe Title: Managing Director

THE BANK OF NOVA SCOTIA, as a Lender under the U.S. Credit Agreement and the Canadian Credit Agreement

By:	/s/ Terry Donovan Name: Terry Donovan Title: Managing Director

THE ROYAL BANK OF SCOTLAND plc, as a Lender under the U.S. Credit Agreement

By:	/s/ Sanjay Remond Name: Sanjay Remond Title: Director

THE ROYAL BANK OF SCOTLAND N.V., (CANADA) BRANCH, as a Lender under the Canadian Credit Agreement

By:	/s/ Shehan J. De Silva Name: Shehan J. De Silva Title: Vice President

By:	/s/ David R. Wingfelder Name: David R. Wingfelder Title: Managing Director

TORONTO DOMINION (NEW YORK) LLC, as a Lender under the U.S. Credit Agreement

By:	/s/ Marie Fernandes Name: Marie Fernandes Title: Authorized Signatory

THE TORONTO-DOMINION BANK, as a Lender under the Canadian Credit Agreement

By:	/s/ Marie Fernandes Name: Marie Fernandes Title: Authorized Signatory

U.S. BANK NATIONAL ASSOCIATION, as a Lender under the U.S. Credit Agreement

By:	/s/ John C. Springer Name: John C. Springer Title: Vice President

UBS LOAN FINANCE LLC, as a Lender under the U.S. Credit Agreement

By:	/s/ Lana Gifas Name: Lana Gifas Title: Director

By:	/s/ Joselin Fernandes Name: Joselin Fernandes Title: Associate Director

UBS AG CANADA BRANCH, as a Lender under the Canadian Credit Agreement

By:	/s/ Lana Gifas Name: Lana Gifas Title: Director

By:	/s/ Joselin Fernandes Name: Joselin Fernandes Title: Associate Director

WELLS FARGO BANK, N.A., as a Lender under the U.S. Credit Agreement

By:	/s/ E. Pak Name: E. Pak Title: Director

WELLS FARGO FINANCIAL CORPORATION CANADA, as a Lender under the Canadian Credit Agreement

By:	/s/ Edward Pak Name: Edward Pak Title: Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 4 TO
COMBINED CREDIT AGREEMENTS

ANNEX 1

FORM OF [DISCRETIONARY]1 BORROWING BASE ALLOCATION NOTICE
[                ], 201[_]
Quicksilver Resources Inc., a Delaware corporation (“QRI”), pursuant to (a) Section 2.07(e)(i) and Section 2.07(e)(ii) of the Amended and Restated Credit Agreement dated as of December 22, 2011 (together with all amendments, restatements, supplements or other modifications thereto, the “Canadian Credit Agreement”) among QRI, Quicksilver Resources Canada Inc., JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Administrative Agent, JPMorgan Chase Bank, N.A., as Global Administrative Agent, and the other agents and lenders (the “Canadian Lenders”) which are or become parties thereto and (b) Section 2.07(e)(i) and Section 2.07(e)(ii) of the Amended and Restated Credit Agreement dated as of December 22, 2011 (together with all amendments, restatements, supplements or other modifications thereto, the “U.S. Credit Agreement”) among the QRI, JPMorgan Chase Bank, N.A., as Global Administrative Agent, and the other agents and lenders (the “Lenders”) which are or become parties thereto, provides this notice (the “Notice”) to the Global Administrative Agent and Canadian Administrative Agent to certify the following:
(a)    This Notice is a [Discretionary] Borrowing Base Allocation Notice delivered in accordance with, and satisfying the requirements of, Section 2.07(e)[(i)][(ii)].
(b)    The amount of the U.S. Borrowing Base to be allocated to support the availability of Canadian Revolving Credit Exposure shall be $[_______________].
(c)    After giving effect to such reallocation, the Allocated U.S. Borrowing Base shall be $[_______________] and the Allocated Canadian Borrowing Base shall be $[_______________].
(d)    The reallocation requested by this Notice is requested to occur on [DATE].
(e)    After giving effect to such reallocation, for each Canadian Lender, such Canadian Lender’s Applicable Percentage (as defined in the Canadian Credit Agreement) of the Allocated Canadian Borrowing Base as requested hereby does not exceed such Canadian Lender’s Combined Applicable Percentage of the Global Borrowing Base as determined as of the date of the requested reallocation.
Unless otherwise defined herein, each capitalized term used herein which is not defined has the same meaning herein as ascribed to such term in the U.S. Credit Agreement.
The undersigned certifies that he/she is a Responsible Officer of the QRI, and that as such he/she is authorized to execute this certificate on behalf of the QRI.
[1] Choose if Notice is provided pursuant to Section 2.07(e)(ii).
Executed as of the date first written above:
QUICKSILVER RESOURCES INC.
By:
Name:
Title:

Borrowing Base Allocation Notice